                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                GATX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[GATX CORPORATION]                                           GATX CORPORATION
                                                             500 WEST MONROE STREET
                                                             CHICAGO, IL 60661
                                                             312-621-6200

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

To our Shareholders:

     The Annual Meeting of the Shareholders of GATX Corporation will be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675, on Friday, April 26, 2002, at 9:00 A.M., for the purposes of:

        1. electing directors;

        2. approving the appointment of independent auditors for the year 2002; and

        3. transacting such other business as may properly come before the meeting.

     Only holders of Common Stock and both series of $2.50 Cumulative Convertible Preferred Stock of record at the close of business on March 8, 2002 will be entitled to vote at this meeting or any adjournment thereof.

     If you do not expect to attend in person, it will be appreciated if you will promptly vote, sign, date and return the enclosed proxy. Alternatively, you may vote by telephone or Internet by following the instructions in the enclosed proxy.

                                        Ronald J. Ciancio
                                        Secretary

March 22, 2002

GATX CORPORATION LOGO                                        GATX CORPORATION
                                                             500 WEST MONROE STREET
                                                             CHICAGO, IL 60661
                                                             312-621-6200

                                                                  March 22, 2002
                                PROXY STATEMENT
                               ------------------
                                    GENERAL

     The enclosed proxy is solicited by the Board of Directors of GATX Corporation (the "Company") and may be revoked at any time prior to its exercise by any shareholder giving such proxy. A proxy may be revoked by written notice to the Company, by duly executing a subsequent proxy relating to the same shares or by attending the Annual Meeting and voting in person. All shares represented by the proxies received and not revoked will be voted at the meeting.

     All expenses incurred in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, the Company has retained Mellon Investor Services to solicit proxies on behalf of the Board of Directors for a fee not to exceed $6,500, plus reasonable out-of-pocket expenses and disbursements. Mellon Investor Services may solicit proxies by mail, facsimile, telegraph or personal call. In addition, officers, directors and employees of the Company, who will receive no extra compensation for their services, may solicit proxies by mail, facsimile, telegraph or personal call. The Summary Annual Report for the year 2001, and Form 10-K as filed with the Securities and Exchange Commission ("SEC"), was first mailed to all shareholders together with this proxy statement on or about March 26, 2002.

                               VOTING SECURITIES

     Only holders of Common Stock and both series of $2.50 Cumulative Convertible Preferred Stock of record at the close of business on March 8, 2002 will be entitled to vote at the meeting or any adjournment thereof. As of that date, there were 48,787,524 shares of the Common Stock and 23,411 shares of the $2.50 Cumulative Convertible Preferred Stock of the Company issued and outstanding. Each share is entitled to one vote. New York law and the Company's bylaws require the presence in person or by proxy of shares representing a majority of the votes entitled to be cast at the Annual Meeting in order to constitute a quorum for the Annual Meeting.

     Shareholders voting by proxy have a choice of voting (a) by completing the proxy card and mailing it in the envelop provided, (b) over the Internet or (c) by telephone using the toll free telephone number. The proxy card explains how to use each voting option. For shareholders who are participants in the GATX Salaried Employees Retirement Savings Plan and/or the GATX Hourly Employees Retirement Savings Plan, the enclosed proxy card also serves as a voting instruction to the Trustee of the GATX shares held in the GATX Stock Fund as of March 8, 2002, provided that instructions are furnished over the Internet or by telephone by April 22, 2002, or that the card is signed, returned, and received by April 22, 2002. If instructions are not received over the Internet or by telephone by April 22, 2002, or if the signed proxy card is not returned and received by such date, the GATX shares in the GATX Stock Fund will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions.

     Shares represented at the meeting but as to which votes are withheld from director nominees or which abstain as to other matters, and shares held by brokers for their customers and represented at the meeting but as to which the brokers have received no voting instructions from their customers and thus do not have discretion to vote on certain matters ("Broker Non-Votes"), will be counted in determining whether a quorum has been attained.

     Assuming that a quorum is present, the election of directors will require a plurality of the votes cast and ratification of auditors will require a majority of the votes cast. Shares as to which votes are withheld or which abstain from voting on these matters and Broker Non-Votes will not be counted and thus will not affect the outcome with respect to these matters.

                             ELECTION OF DIRECTORS

     Nine directors are to be elected, each for a term of one year, to serve until the next Annual Meeting of shareholders or until their successors are elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting any nominee is unable or declines to serve, the proxies may be voted for any other person who may be nominated by the Board of Directors to fill the vacancy, or the Board may be reduced accordingly.

                        NOMINEES FOR BOARD OF DIRECTORS

                                                                       Director
               Name and Principal Occupation                    Age     Since
               -----------------------------                    ---    --------
Rod F. Dammeyer.............................................    61       1999
  President, CAC llc
James M. Denny..............................................    69       1995
  Retired; Former Managing Director, William Blair Capital
Partners, LLC
Richard Fairbanks...........................................    61       1996
  Counselor, Center for Strategic & International Studies
William C. Foote............................................    51       1994
  Chairman of the Board, President and Chief Executive
Officer, USG Corporation
Deborah M. Fretz............................................    53       1993
  President and Chief Executive Officer, Sunoco Logistics
Partners, L.P.
Miles L. Marsh..............................................    54       1995
  Former Chairman of the Board and Chief Executive Officer,
Fort James Corporation
Michael E. Murphy...........................................    65       1990
  Retired; Former Vice Chairman, Chief Administrative
Officer, Sara Lee Corporation
John W. Rogers, Jr..........................................    43       1998
  Chairman of the Board and Chief Executive Officer, Ariel
Capital Management, Inc.
Ronald H. Zech..............................................    58       1994
  Chairman of the Board, President and Chief Executive
Officer of the Company

                   ADDITIONAL INFORMATION CONCERNING NOMINEES

     Mr. Dammeyer is President of CAC llc, a private company offering capital investment and management advisory services. Mr. Dammeyer retired as Managing Partner of Equity Group Corporate Investments, a diversified management and investment firm, in June 2000, having served in that position since February 1998. Mr. Dammeyer retired as Vice-Chairman of Anixter International, Inc., a global distributor of wiring systems and networking products, in December 2000, having previously served as its Chief Executive Officer from January 1993 to February 1998 and its President from October 1985 to February 1998. Mr. Dammeyer is also a director of Arris Group, Inc., Peregrine Systems, Inc., Stericycle, Inc. and TeleTech Holdings, Inc. He is also a trustee of Van Kampen Closed-End Funds.

     Mr. Denny retired as a Managing Director of William Blair Capital Partners, LLC, a general partner of private equity funds affiliated with William Blair & Co., in December 2000, having served in that position since August 1995. Mr. Denny is also a director of Allstate Corporation and ChoicePoint Inc., and is Chairman of the Board of Directors of Gilead Sciences, Inc.

     Mr. Fairbanks was named Counselor, Center for Strategic & International Studies, a nonprofit public policy research institution providing analysis on and assessment of the public policy impact of

U.S. domestic, foreign and economic policy, international finance and national security issues, in April 2000, having served as its Chief Executive Officer since May 1999 and as its Managing Director for Domestic & International Issues from April 1994 until April 1999. Mr. Fairbanks was formerly a U.S. Ambassador at Large. Mr. Fairbanks is also a director of Hercules, Inc., SEACOR SMIT, Inc. and SPACEHAB, Inc.

     Mr. Foote was named President of USG Corporation, an international manufacturer of building materials and industrial products, in August 1999, having previously been elected Chairman of the Board in April 1996 and named Chief Executive Officer in January 1996. Mr. Foote is also a director of Walgreen Co. On June 25, 2001, USG Corporation filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code to manage its asbestos litigation costs and to attempt to resolve pending asbestos claims that have been filed against it and its major subsidiaries.

     Ms. Fretz was named President and Chief Executive Officer of Sunoco Logistics Partners, L.P, an owner and operator of refined product and crude oil pipelines and terminal facilities, in October 2001. Ms. Fretz previously served as Senior Vice President, Mid-Continent Refining, Marketing & Logistics, of Sunoco, Inc., from December 2000 to October 2001, Senior Vice President, Lubricants and Logistics from January 1997 to December 2000 and Senior Vice President of Logistics from August 1994 to January 1997. Ms. Fretz is also a director of Cooper Tire & Rubber Company.

     Mr. Marsh resigned as Chairman of the Board and Chief Executive Officer of Fort James Corporation, a producer of consumer and commercial tissue products and food and consumer packaging, formed through the merger of James River Corporation and Fort Howard Corporation, in November 2000, having served in that position since August 1997. Mr. Marsh previously served as Chairman of the Board and Chief Executive Officer of James River Corporation from October 1995 until August 1997. Mr. Marsh is also a director of Whirlpool Corporation and Morgan Stanley Dean Witter & Co.

     Mr. Murphy retired as Vice Chairman, Chief Administrative Officer of Sara Lee Corporation, a diversified manufacturer of packaged food and consumer products, in October 1997, having served in that position since July 1993. Mr. Murphy is also a director of, Bassett Furniture Industries, Inc., Coach, Inc., Northern Funds and Payless ShoeSource, Inc.

     Mr. Rogers is Chairman and Chief Executive Officer of Ariel Capital Management, Inc., an institutional money management firm founded by him in 1983. In addition, Ariel Capital serves as the investment advisor, administrator and distributor of Ariel Mutual Funds. Mr. Rogers is a trustee of Ariel Mutual Funds and is also a director of Aon Corporation, Bank One Corporation and Exelon Corporation.

     Mr. Zech was elected Chairman of the Board in April 1996, having been previously named Chief Executive Officer of the Company in January 1996 and President in July 1994. Mr. Zech is also a director of McGrath RentCorp and PMI Group, Inc. and one of the Company's subsidiaries, GATX Financial Corporation.

                            COMMITTEES OF THE BOARD

     The Company's Audit Committee members are Ms. Fretz (Chair) and Messrs. Fairbanks, Foote and Rogers. In addition to recommending the nomination of the Company's independent auditors for election by the shareholders, the committee's functions include the review and, where required, approval of: (i) the scope and fees for the yearly audit and the procedures to be utilized; (ii) the results of the audit, including any comments or recommendations of the independent auditors; (iii) the organizational structure and qualifications of the Internal Audit Department, its audit plan for the year and any planned changes therein;
(iv) the independence of the Internal Audit Department and the independent auditors, including a consideration of the compatibility of management consulting services and related fees provided by the independent auditors with auditor indepen-dence; (v) significant findings of the Internal Audit Department, management's response thereto, and any difficulties incurred in the conduct of such audits;
(vi) the scope of audit activities to ensure no restrictions were placed on such activities; (vii) the adequacy of internal financial and accounting controls and the results of the independent and internal auditors' examination thereof;
(viii) matters relating to corporate financial and accounting policies and procedures; (ix) the Company's annual report to shareholders and Annual Report on Form 10-K as filed with the SEC; (x) significant matters of litigation, legal compliance and procedures for monitoring compliance; (xi) areas of risk exposure, and how such matters are reflected in the Company's financial statements and reports; and (xii) any matter brought to the committee's attention within the scope of its duties with the power to investigate and retain outside counsel or other consultants for this purpose. The Audit Committee also approves the Audit Committee Report for inclusion in Company's annual proxy statement and recommends to the Board of Directors whether the audited financial statements are to be included in the Company's Annual Report on form 10-K for filing with the SEC. Prior to the release of the quarterly financial results, the committee is to assure that a review thereof has been performed by both management and independent auditors, and that consultation has been concluded with the committee or its Chair. During 2001, there were three meetings of the Audit Committee.

     The Company's Compensation Committee members are Messrs. Denny (Chair), Dammeyer, Marsh and Murphy. The committee's functions include: (i) approving the Company's total compensation philosophy and periodically evaluating compensation practices relative to such philosophy and to the market; (ii) approving salary changes, compensation programs and employment arrangements applicable to elected officers, operating company presidents and other employees whose salaries exceed a level established by the committee and, when the timing and business circumstances make a meeting of the full committee impractical, granting the Chief Executive Officer the authority to act on these matters after having made every effort to first consult with the committee Chair; (iii) reviewing the compensation levels and programs applicable to other employees whose incentive payments exceed a level periodically established by the committee; (iv) recommending to the Board of Directors salary changes, compensation programs and employment arrangements for the Chief Executive Officer; (v) administering the Company's Long Term Incentive Compensation Plans and other executive compensation programs; (vi) reviewing and approving significant changes to the Company's benefit programs; (vii) evaluating the performance of the Chief Executive Officer; (viii) reviewing annual salary increase budgets and salary ranges for the Company; (ix) reviewing the Company's depth of management and plans for management development and succession; (x) reviewing staffing changes among elected officers (except the Chief Executive Officer, for which Board approval would be required) and operating company presidents; (xi) reviewing the compensation program for non-management board members and recommending changes to the Board of Directors as appropriate; and (xii) approving the Compensation Committee Report on Executive Compensation for inclusion in the Company's annual proxy statement. During 2001, there were eight meetings of the Compensation Committee.

     The Company's Nominating Committee members are Messrs. Foote (Chair), Denny, Fairbanks and Marsh. The committee's functions include: (i) reviewing the performance of all members of the Board in their capacities as directors, including attendance and contributions to Board deliberations, and making such recommendations to the Board as may be appropriate; (ii) recommending to the Board of Directors nominees for election as director; (iii) recommending appointments to all Board committees; (iii) reviewing and approving any proposed outside directorships or trusteeships offered to senior officers of the Company; and (iv) making such recommendations to the Board of Directors as it may deem appropriate with respect to the size and makeup of the Board of Directors and related matters. The committee will consider nominees recommended by shareholders of the Company. Such nominations should be submitted to the Nominating Committee, c/o Ronald J. Ciancio, 500 West Monroe Street, Chicago, Illinois 60661, with a complete resume of the candidate's qualifications and background as well as a written statement from the candidate consenting to be a nominee and, if nominated and elected, to serve as director. During 2001, there was one meeting of the Nominating Committee.

     The Company's Retirement Funds Review Committee members are Messrs. Murphy (Chair), Dammeyer and Rogers and Ms. Fretz. The committee's functions include:
(i) monitoring overall investment performance of the Company's qualified benefit plans and receiving reports from the Company's Retirement Funds Investment Committee pertaining thereto; (ii) approving recommended changes in broad asset allocation; (iii) approving recommended changes of investment managers; (iv) approving recommended changes in actuarial assumptions; and (v) approving recommended selections of trustees for such plans. During 2001, there were two meetings of the Retirement Funds Review Committee.

     During 2001, there were seven meetings of the Board of Directors of the
Company: the regular annual meeting and six special meetings. Each director attended at least 75% of the meetings of the Board and committees held while the director was a member during 2001.

                           COMPENSATION OF DIRECTORS

     Each non-officer director receives an annual retainer of $24,000 and an annual grant of 600 units of phantom Common Stock. In addition, each non-officer director receives an attendance fee of $1,000 for each attended meeting of the Board or a committee of the Board of which the director is a member. The Chair of each committee receives $2,000 for each meeting attended.

     The annual retainer is paid quarterly in arrears. Half of each quarterly installment is paid in cash and half in units of phantom Common Stock which are credited to each director's account in an amount determined by dividing the amount of such payment by the average of the high and low prices of the Company's Common Stock on the last trading day of the month in which the quarterly installment is paid. The annual grant of phantom units is also credited to each director's account in quarterly installments in arrears. Each director's phantom Common Stock account is credited with additional units of phantom Common Stock representing dividends declared on the Company's Common Stock based on the average of the high and low prices of the Company's Common Stock on the date such dividend is paid. At the expiration of each director's service on the Board, settlement of the units of phantom Common Stock will be made as soon as is reasonably practical in Common Stock equal in number to the number of units of phantom Common Stock then credited to his or her account. Any fractional units will be paid in cash.

     Under the Deferred Fee Plan, non-officer directors may defer receipt of the cash portion of their annual retainer, meeting fees, or both, in the form of either cash or units of phantom Common Stock. If the deferral is in cash, the deferred amount accrues interest at a rate equal to the 20-year U.S. government bond rate. If the deferral is in units of phantom Common Stock, the units are credited to an account for each participating director along with dividends in the same manner as that portion of the annual retainer that is paid in units of phantom Common Stock described above. Five directors participated in the Deferred Fee Plan in 2001.

     The Company has established stock ownership targets for non-officer directors. The target ownership level for each director is a minimum of $200,000 of Common Stock, including phantom units, to be achieved over a five-year period. New directors will have five years following their election to the Board by the shareholders to achieve the ownership target.

     The 1995 Long Term Incentive Compensation Plan ("LTICP" or "1995 Plan") allows each non-employee director to receive non-qualified stock options in an amount determined by the Compensation Committee, but not to exceed 5,000 shares per year. On July 27, 2001, the Compensation Committee granted each non-employee director options to purchase 1,000 shares of Common Stock at $39.15 per share, a price equal to the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on that date. These options vest on July 27, 2002 and will expire on July 27, 2011, or earlier if a director leaves the Board.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The Company's executive officers participate in various incentive compensation programs more fully described below under the caption "Compensation Committee Report on Executive Compensation." The table below sets forth the annual and long-term compensation paid or deferred by the Company to or for the account of the Chief Executive Officer and each of the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                     Compensation
                                                                          -----------------------------------
                                            Annual Compensation                    Awards             Payouts
                                     ----------------------------------   -------------------------   -------
                                                                                        Securities
                                                                          Restricted    Underlying
                                                           Other Annual     Stock      Options/SARs    LTIP      All Other
          Name and                    Salary      Bonus    Compensation    Award(s)       (# of       Payouts   Compensation
     Principal Position       Year      ($)      ($)(1)        ($)          ($)(2)       shares)        ($)        ($)(3)
     ------------------       ----    ------     ------    ------------   ----------   ------------   -------   ------------
Ronald H. Zech                2001    725,000          0      5,990              0       116,515       59,594      51,666
Chairman, President and       2000    700,000    477,627      4,583              0       140,662      965,470      39,278
Chief Executive Officer       1999    650,000    509,113      4,625              0        60,000      265,839      16,878
Brian A. Kenney               2001    321,667    116,438      6,360        176,750        26,590        6,115       5,100
Vice President,               2000    273,636    143,734      4,981        289,750        23,278       84,027       5,100
Chief Financial Officer       1999    218,182    112,267      3,175              0         8,000            0       4,800
Ronald J. Ciancio             2001    238,333     78,430      6,360         88,375        10,691            0       5,257
Vice President, General       2000    194,227    114,115      2,120              0         6,000            0       5,231
Counsel and Secretary (4)
Gail L. Duddy                 2001    218,333     71,848       6360         88,375        13,281        4,584       5,100
Vice President                2000    200,000     94,890      4,823        181,094        17,058       69,952       5,100
Human Resources               1999    173,750    100,000      4,875              0         5,000            0       4,800
Clifford J. Porzenheim        2001    190,000     36,854       6360         88,375        10,497            0       5,100
Vice President                2000    173,333    101,153      5,080        144,875        12,217            0       4,333
Corporate Strategy            1999    168,708    103,921      4,070              0         5,000            0       4,800

---------------
(1) Amounts reflect bonus payments earned for the years set forth opposite the specified payments. Includes amounts exchanged to acquire stock options under the Exchange Stock Option Program.

(2) On January 25, 2001, shares of phantom restricted stock were awarded in the following amounts; 4,000 for Mr. Kenney and 2,000 for Ms. Duddy and Messrs. Ciancio and Porzenheim. The restrictions on the shares covered by this award will lapse on December 31, 2002. During 2000, shares of phantom restricted stock were awarded in the following amounts: 8,000 for Mr. Kenney, 5000 for Ms. Duddy and 2,000 for Mr. Porzenheim. The restrictions on these shares lapsed 18 months following the date of award. Dividends are paid on all phantom restricted stock awarded by the Company. The value of the phantom restricted stock set forth in the table above is based upon the closing price for the Company's Common Stock on date of award of $44.19. The value of phantom restricted stock awards held on December 31, 2001, based upon a closing price of $32.52 for the Company's Common Stock on that date, is $130,080 for Mr. Kenney and $65,040 each for Ms. Duddy and Messrs. Ciancio and Porzenheim.

(3) Includes for 2001 contributions made by the Company under the Salaried Employees Retirement Savings Plan in the amount of $5,100 for Ms. Duddy and for Messrs. Zech, Kenney, Ciancio and Porzenheim. Also includes above-market interest earned, but not currently payable, on compensation previously deferred under the Company's 1984, 1985 and 1987 Executive Deferred Income Plans for Messrs. Zech and Ciancio of $17,394 and $157, respectively, and above-market interest on Mr. Zech's Deferred Compensation Plan in the amount of $29,172.

(4) Mr. Ciancio became an executive officer of the Company during 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The table below sets forth information concerning stock options granted during 2001 to each of the named executive officers.

                                                                                         Potential Realizable
                                                                                               Value at
                                  Individual Grants                                         Assumed Annual
-------------------------------------------------------------------------------------          Rates of
                               Number of                                                      Stock Price
                               Securities     % of Total                                     Appreciation
                               Underlying    Options/SARs                                     for Option
                              Options/SARs    Granted to    Exercise or                         Term(3)
                                Granted      Employees in    Base Price    Expiration   -----------------------
            Name                 (#)(1)      Fiscal Year    ($/Share)(2)      Date        5% ($)      10% ($)
            ----              ------------   ------------   ------------   ----------     ------      -------
Ronald H. Zech..............    100,000         15.24%        $39.1450      07/27/11    $2,461,808   $6,238,705
                                 16,515          2.52%        $45.0625      01/26/11    $  468,028   $1,186,075
Brian A. Kenney.............     25,000          3.81%        $39.1450      07/27/11    $  615,452   $1,559,676
                                  1,590          0.24%        $45.0625      01/26/11    $   45,060   $  114,191
Ronald J. Ciancio...........     10,000          1.52%        $39.1450      07/27/11    $  246,181   $  623,870
                                    691          0.11%        $45.0625      01/26/11    $   19,583   $   49,626
Gail L. Duddy...............     10,000          1.52%        $39.1450      07/27/11    $  246,181   $  623,870
                                  3,281          0.50%        $45.0625      01/26/11    $   92,982   $  235,635
Clifford J. Porzenheim......      7,000          1.07%        $39.1450      07/27/11    $  172,327   $  436,709
                                  3,497          0.53%        $45.0625      01/26/11    $   99,103   $  251,148

---------------
(1) Fifty percent of all options expiring on July 27, 2011 may be exercised commencing one year from the date of grant, an additional 25% commencing two years from the date of grant, and the remaining 25% commencing three years from the date of grant. Options expiring on January 26, 2011 were acquired under the Exchange Stock Option Program in lieu of bonus amounts earned in 2000 and otherwise payable in 2001 as follows: Mr. Zech ($119,403); Mr. Kenney ($11,496); Ms. Duddy ($23,722); Mr. Porzenheim ($25,283); Mr. Ciancio ($4,996). These options may be exercised immediately.

(2) The exercise price is equal to the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on the date of grant.

(3) The dollar amounts under these columns are the result of calculations at assumed annual rates of appreciation of 5% and 10% for the ten year term of the stock options as prescribed by the rules of the SEC and are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The table below sets forth certain information concerning the exercise of stock options during 2001 by each of the named executive officers, the number of unexercised options and the 2001 year-end value of such unexercised options computed on the basis of the difference between the exercise price of the option and the closing price of the Company's Common Stock at year-end ($32.52).

                                                                Number of Securities
                                                               Underlying Unexercised       Value of Unexercised In-
                                                               Options/SARs at Fiscal        the-Money Options/SARs
                               Shares                               Year-End (#)             at Fiscal Year-End ($)
                             Acquired on        Value        ---------------------------   ---------------------------
           Name               Exercise     Realized ($)(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
           ----              -----------   ---------------   -----------   -------------   -----------   -------------
Ronald H. Zech.............    24,000          497,424         458,177        175,000       1,988,127       123,072
Brian A. Kenney............         0                0          46,368         37,500         150,173        21,538
Ronald J. Ciancio..........         0                0          29,041         14,250          97,957         6,154
Gail L. Duddy..............         0                0          44,589         17,750         194,236        13,333
Clifford J. Porzenheim.....         0                0          33,564         12,250          86,026         8,205

---------------
(1) Amount represents the aggregate pre-tax dollar value realized upon the exercise of stock options as measured by the difference between the market value of the Company's Common Stock and the exercise price of the option on the date of exercise.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     The table below sets forth certain information regarding long-term incentive plan awards (expressed in number of units each representing a share or share equivalent of Common Stock) made to the named executive officers during 2001:

                                                                                             Estimated Future
                                                                                                 Payouts
                                                     Number of         Performance        Under Non-Stock Price-
                                                      Shares,           or Other              Based Plans(1)
                                                      Units or        Period Until        ----------------------
                                                       Other          Maturation or       Target        Maximum
                      Name                           Rights (#)          Payout             (#)           (#)
                      ----                           ----------       -------------       ------        -------
Ronald H. Zech...................................      14,852           2001-2003         14,852         44,556
Brian A. Kenney..................................       2,874           2001-2003          2,874          8,622
Ronald J. Ciancio................................       1,317           2001-2003          1,317          3,951
Gail L. Duddy....................................       1,557           2001-2003          1,557          4,671
Clifford J. Porzenheim...........................         958           2001-2003            958          2,874

---------------
(1) Payouts are based on the Company's percentile ranking in the MidCap 400 on total shareholder return ("TSR") and on a combination of economic earnings and capital employed growth, and are paid in Common Stock and cash (unless otherwise specified by the Compensation Committee) following completion of a three year performance period. No payout will be made with respect to a performance measure unless the threshold performance level on that measure is achieved. The target amounts, plus an amount equal to additional units representing reinvested dividends during the performance period, will be earned if target TSR and specified combinations of economic earnings and capital employed growth are achieved or if the target is exceeded on one performance measure and not achieved on the other; the maximum amount plus an amount equal to additional units representing reinvested dividends will be earned if target TSR and specified combinations of economic earnings and capital employed growth are exceeded by specified amounts.

                           EMPLOYEE RETIREMENT PLANS

     The Company's Non-Contributory Pension Plan for Salaried Employees (the "Pension Plan") covers salaried employees of the Company and most of its domestic subsidiaries. Subject to certain limitations imposed by law, pensions are based on years of service and average monthly compensation during: (i) the five consecutive calendar years of highest compensation during the last 15 calendar years preceding retirement or the date on which the employee terminates employment or (ii) the 60 consecutive calendar months preceding retirement or the date on which the employee terminates employment, whichever is greater. Illustrated below are estimated annual benefits payable upon retirement to salaried employees, including executive officers, assuming normal retirement at age 65. Benefits shown below are calculated on a straight life annuity basis, but the normal form of payment is a qualified joint and survivor pension. Benefits under the Pension Plan are not subject to any deduction for Social Security or other offset amounts.

                                                   ESTIMATED ANNUAL PENSION BENEFITS
     AVERAGE ANNUAL       ------------------------------------------------------------------------------------
    COMPENSATION FOR         5 YEARS        10 YEARS      15 YEARS      20 YEARS      25 YEARS      30 YEARS
    APPLICABLE PERIOD      SERVICE ($)     SERVICE ($)   SERVICE ($)   SERVICE ($)   SERVICE ($)   SERVICE ($)
    -----------------      -----------     -----------   -----------   -----------   -----------   -----------
       $  200,000             15,216          30,432        45,660        60,876        76,092        91,308
          400,000             31,716          63,432        95,160       126,876       158,592       190,308
          600,000             48,216          96,432       144,660       192,876       241,092       289,308
          800,000             64,716         129,432       194,160       258,876       359,592       388,308
        1,000,000             81,216         162,432       243,660       324,876       406,092       487,308
        1,200,000             97,716         195,432       293,160       390,876       488,592       586,308
        1,400,000            114,216         228,432       342,660       456,876       571,092       685,308

     Compensation covered by the Pension Plan's shown in the salary and bonus columns in the Summary Compensation Table. Annual benefits in excess of certain limits imposed by the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code on payments from the Pension Plan will be paid by the Company under its Excess Benefit Plan and Supplemental Retirement Plan and are included in the above table.

     The executive officers named in the Summary Compensation Table have the following number of years of credited service: Mr. Zech, 24 years; Mr. Kenney, 6 years; Mr. Ciancio, 21 years; Ms. Duddy, 9 years; and Mr. Porzenheim, 5 years.

          TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has entered into agreements with Messrs. Zech, Kenney, Ciancio and Porzenheim and Ms. Duddy which provide for certain benefits upon termination of employment following a change of control (as that term is defined in the agreement) of the Company. Each agreement provides that the Company shall continue the executive in its employ for a period of three years following a change of control (the "Employment Period"), and that during such period, the executive's employment may be terminated only for "cause." If during his or her Employment Period, the executive's employment is terminated by the Company other than for "cause," death or disability or by the executive for "good reason," the executive will be entitled to receive in a lump sum the aggregate of the following amounts: (i) the sum of (a) unpaid salary through the date of termination, (b) the highest bonus earned by the executive for the last two years prior to the date on which a change of control occurs, prorated from the beginning of the fiscal year through the date of termination, and (c) previously deferred compensation and vacation pay not previously paid ("Accrued Obligations"); (ii) an amount equal to the product of three times the executive's annual base salary and target bonus that would have been payable under the Management Incentive Plan ("MIP") or any comparable plan which has a similar target bonus for the year in which termination occurs, less other payments under the Company's severance pay policies; (iii) the excess of (a) the actuarial equivalent of the benefit under the Company's qualified defined benefit retirement plan and any excess or supplemental plan in which the executive participates (together the "SERP") which the executive would have received if his or her employment had continued for three years after the date of termination assuming continuation of the same annual base salary plus a target bonus for the most recent fiscal year, over (b) the actuarial equivalent of the executive's actual benefit under the qualified retirement plan and SERP as of the date of termination; and (iv) should the executive so elect, an amount equal to the present value of his or her benefits under the SERP as of the termination date. In addition, for a period of three years following the date of termination, the executive will be entitled to (i) continued participation in and receipt of all benefits under welfare plans, practices, policies and programs provided by the Company (including, medical, prescription, dental, disability, employee life, group life), (ii) outplacement services at a maximum cost of 10% of annual base salary; and (iii) any other amounts or benefits for or to which the executive is eligible or entitled under any other plan, program, policy or practice of the company ("Other Benefits"). If the executive's employment is terminated by reason of death or disability during the Employment Period, the agreement shall terminate without further obligation to the executive other than the payment of Accrued Obligations and Other Benefits. Under the terms of Mr. Porzenheim's agreement, the number of years of employment following a change in control, the multiple of his base salary and target bonus, and the number of years for which he will be entitled to other specified benefits is two. If any payment made under the agreements creates an obligation to pay excise tax in accordance with Internal Revenue Code Section 4999, an additional amount (the "Gross Up Amount") equal to the excise tax and any related income taxes and other costs shall be paid to the executive. "Cause" means a willful and continued failure of the executive to perform following written demand for substantial performance or the willful engaging in illegal or gross misconduct which is materially and demonstrably injurious to the Company. "Good Reason" means: (i) the assignment of duties inconsistent with, or any action which diminishes the Executive's position, authority, duties or responsibilities; (ii) failure to compensate or requiring the Executive to relocate, in either case, as provided in the agreement; (iii) any unauthorized termination of the agreement; or (iv) any failure to require a successor to the Company to assume and perform the agreement. The amount that would be payable under each of the foregoing agreements in the event of termination of employment following a change of control (excluding the Gross-Up Amount, if any, payable thereunder, which is not determinable at this time, and the present value of benefits under the SERP as of the date of termination) on the date hereof, is as follows: Mr. Zech ($3,950,260); Mr. Kenney ($1,603,398); Mr. Ciancio ($1,150,957); Ms. Duddy
($1,041,396); Mr. Porzenheim ($590,602).

     Ms. Duddy and Messrs. Zech, Kenney, Ciancio and Porzenheim also participate in the Company's LTICP under which the Company's executive officers and certain key employees may receive Stock Options, Stock Appreciation Rights ("SARs"), Restricted Stock Rights, Restricted Common Stock, Performance Awards or Individual Performance Units ("IPUs"). The LTICP provides that upon a "change of control" as described above, (i) all outstanding Stock Options and SARs held by executive officers become immediately exercisable; (ii) optionees will have the right for a period of thirty days to have the Company purchase or to exercise for cash (a) Non-Qualified Stock Options or any tandem SARs at a per share price (the "Acceleration Price") equal to the excess over the option price of the highest of (1) the highest reported price of the Company's Common Stock in the prior sixty days, (2) the highest price included in any report on Schedule 13D paid within the prior sixty days, (3) the highest tender offer price paid and
(4) the fixed formula per share price in any merger, consolidation or sale of all or substantially all of the Company's assets, and (b) incentive stock options or any tandem SARs at a per share price equal to the difference between the then fair market value of the Common Stock and the option price, provided, however, that during such thirty day period the Company may purchase any such incentive stock option or SAR at the Acceleration Price; (iii) all Restricted Stock Rights which have been outstanding will be immediately exchanged for Common Stock and all Restricted Common Stock held by the Company for participants will be distributed free of any further restrictions, together with all accumulated interest, dividends and dividend equivalents, and all earned Performance Awards; and (iv) all IPUs shall be immediately redeemed on the same basis as if the performance goals had been achieved, and for purposes of calculating the redemption value, the fair market value of the Company's Common Stock will be equal to the average price of the Common Stock during the five business days immediately preceding such event. In addition, agreements with participants provide that upon the occurrence of a "change of control" restricted Stock rights on shares of phantom restricted Common Stock shall immediately be exchanged for a number of shares of Common Stock equal to the number of restricted stock rights on shares of phantom restricted Common Stock so exchanged, and all such shares of Common Stock and dividend equivalents shall then be immediately distributed to participants free of all restrictions in exchange for phantom stock rights or phantom restricted Common Stock.

     The Company adopted Executive Deferred Income Plans effective September 1, 1984 (the "1984 EDIP"), July 1, 1985 (the "1985 EDIP") and December 1, 1987 (the
"1987 EDIP") (collectively the "EDIPs"). The EDIPs permitted directors to defer receipt of their fees and certain employees (including executive officers of the Company) to defer receipt of up to 20% of their annual base salaries from compensation earned during the year following the effective date of the EDIP pursuant to participation agreements entered into between the Company and each participant. EDIP participants were offered an opportunity to amend their participation agreements to provide for a determination by the Compensation Committee, within ten days following a "change of control" as described above, as to whether agreements with participants who accepted the amendment will either (a) continue to provide for the payment of benefits thereunder in installments as described in the agreement or (b) terminate and provide a single lump sum payment to participants. Participants are no longer making deferrals for EDIPs.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY AND OBJECTIVES

     The Company's policy is to provide a competitive and balanced total compensation program that is structured to attract, retain and motivate highly qualified management personnel and to increasingly align management interests with those of the Company's shareholders. This policy has been developed under the supervision of the Compensation Committee of the Board of Directors which periodically reviews the policy and oversees its implementation.

     The principal components of the total compensation program for executive officers of the Company are base salary, annual incentive awards provided under the MIP, and long-term incentive awards provided under the LTICP. As described herein, annual and long-term incentive awards are contingent upon the achievement of specific goals by the Company and its subsidiaries. The Compensation Committee annually reviews and approves executive salary levels and the design of the MIP and LTICP, and regularly evaluates the Company's total compensation program to assure that it adequately reflects the manner and level of compensation deemed appropriate for the executive officers of the Company.

     Competitive compensation levels are determined based on analyses of annual and long-term compensation data reported in nationally recognized compensation surveys of companies of comparable size in a diversified group of industries. The companies in the compensation surveys are hereinafter referred to as the "Comparative Group." It is believed that the Comparative Group represents a valid cross-section of executive talent for which the Company competes. Moreover, comparison to companies that might be considered more direct competitors in the businesses in which the Company and its subsidiaries engage is not feasible since most of these companies are either privately-held or subsidiaries of larger organizations, and therefore information on compensation levels is not publicly available. The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily those companies that would be included in the S&P 500 Index or the MidCap 400 Index (as referred to in the section entitled "Performance Graph"); thus, the Comparative Group may include companies not included in those indices. The level of compensation on each component of the compensation program described in the preceding paragraph is targeted at the middle range of compensation paid by companies in the Comparative Group. In any given year, the compensation level for any executive officer of the Company may be more or less than the corresponding compensation level paid by companies in the Comparative Group, based upon Company and/or individual performance.

BASE SALARIES

     The base salaries of the Company's named executive officers are targeted at the median base salary levels of executives of the Comparative Group, giving consideration to the comparability of responsibilities and experience. Salary adjustments for executive officers of the Company and other senior level employees are reviewed by the Compensation Committee every 18 months. In each case, salary adjustments are based on an assessment of the individual performance and contribution of each employee over the review period and an analysis of the salary practices of the Comparative Group for positions of similar responsibilities. No specific weights are assigned to these factors. Mr. Zech's base salary of $725,000 was not increased in 2001. The salaries paid in 2001 to Mr. Zech and to the named executive officers as a group were generally consistent with the median base salaries paid by companies in the Comparative Group to executives with similar experience and responsibilities.

ANNUAL INCENTIVE COMPENSATION

     Executive officers and key managers of the Company are eligible to participate in the MIP. The MIP reinforces the Company's pay for performance policy by providing annual cash payments to executives based upon the achievement of Company, subsidiary and individual performance goals. Target incentive awards are paid only when financial or a combination of financial and individual performance objectives are achieved.

     Each year, the Compensation Committee establishes both target financial objectives for the Company and each of its subsidiaries, and a schedule specifying the percentage of target incentive awards payable for actual performance. No incentives are payable unless specified thresholds are achieved. In 2001, financial objectives were expressed in terms of: (a) budgeted net income and (b) a combination of economic earnings and growth in capital employed. Target incentive awards for the Company's named executive officers ranged from 40% to 75% of base salary, depending on the officer's position. The maximum incentive award was 200% of the target incentive award (subject to the Chief Executive's discretionary authority to increase or decrease any participant's award, other than his own, by 25%). The MIP award for Mr. Zech was based 80% on consolidated net income and 20% on consolidated economic earnings and capital employed growth. The awards for Messrs. Kenney and Ciancio and for Ms. Duddy were based 20% on consolidated net income, 20% on subsidiary net income weighted in proportion to the budgeted contribution of each subsidiary to consolidated net income, 20% on consolidated economic earnings and capital employed growth and 40% on the achievement of individual performance objectives. The award for Mr. Porzenheim was based 15% on consolidated net income, 15% on weighted subsidiary net income, 20% on consolidated economic earnings and capital employed growth, and 50% on the achievement of individual performance objectives.

     For 2001, the Company's consolidated net income fell below the threshold required for payment so Mr. Zech received no bonus.

     Mr. Zech and selected members of senior management are eligible to participate in the Exchange Stock Option Program under which participants may irrevocably elect to exchange up to 25% of their pensionable incentive payments for stock options. The purchase price of the options is based on a percentage of the Black Scholes value of stock options on GATX Common Stock as specified by the Compensation Committee. These options were granted on February 8, 2002 with an exercise price equal to 100% of the fair market value of GATX Common Stock. Mr. Zech did not participate in this Program during 2001.

LONG-TERM INCENTIVE COMPENSATION

     Long-term incentive compensation opportunities are provided pursuant to the LTICP to attract and retain qualified executive personnel, to encourage ownership of the Company's stock by key executives, and to promote a close identity of interests between the Company's management and its shareholders. LTICP awards are provided to the Chief Executive Officer and selected members of senior management primarily in the form of stock options and IPUs. LTICP awards are provided to other key employees primarily in the form of stock options. In 2001, approximately 200 employees received awards under the LTICP. The size of awards made under the LTICP is based on qualitative factors considered appropriate by the Compensation Committee, taking into account the scope of the participant's responsibilities, the participant's performance, the size of previous grants and competitive practices. In 2001, LTICP awards to the Company's executive officers were on par with median long-term incentive opportunities provided by the companies in the Comparative Group.

     Stock options are granted as an incentive to encourage and enhance positive performance and to align the interest of the Company's employees with its shareholders. Options are granted at a price equal to the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange on the date of grant, and will have value only if the Company's stock price increases. Each of the executive officers named in the Compensation Table received an option grant in 2001 based on the factors described above. Mr. Zech was granted an option to purchase 100,000 shares of the Company's Common Stock at a price equal to the market price on the date of grant.

     The purpose of IPUs is to focus attention on superior, sustained long-term Company performance. The number of IPUs granted to each participant is calculated by dividing a specified percentage of base salary by the market value of the Company's Common Stock on the date of grant. IPUs are subject to redemption in cash, Common Stock or both at the discretion of the Compensation Committee if the Company's performance over a three-year period (the "Performance Period") reaches target levels established by the Compensation Committee. Performance for the 1999-2001 IPU Plan was measured in terms of the Company's total shareholder return (TSR) relative to the TSR of companies in the MidCap 400 and on a combination of economic earnings and capital employed growth. The number of IPUs redeemed may be more or less than the number granted based on the extent to which performance exceeds or falls short of target levels. The maximum number of IPUs that may be redeemed is three times the number granted plus an amount representing reinvested dividends. On each dividend payment date during the Performance Period, participants are credited with additional IPUs equal in amount to the dividend paid divided by the market value of the Company's Common Stock on such date. The maximum number of IPUs is redeemable only if the Company's actual economic earnings and capital employed growth over the Performance Period exceed specified levels and the Company's TSR is at or above a specified percentile TSR level in the MidCap 400. The amount of payment for redeemed IPUs is equal to the market value of the Company's Common Stock on the date of redemption. In 2001, Mr. Zech received a grant of 14,852 IPUs covering the 2001-2003 Performance Period based on the considerations described above. Mr. Zech earned a payment of $59,594 for the Performance Period ending in 2001.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the deductibility to the Company of compensation in excess of one million dollars paid to the CEO or any of the named executive officers during any taxable year. Compensation that meets the requirements of performance-based compensation is excluded from this limitation. Appropriate steps have been taken to qualify certain awards made under the Company's LTICP as performance-based. In addition, if it is determined that any compensation payable in excess of one million dollars is not performance-based, the Compensation Committee may require, as it has in the past, that such excess be deferred until it becomes deductible. While the tax impact of compensation arrangements is an important factor to be considered, such impact will be evaluated in light of the Company's overall compensation philosophy and objectives. The Compensation Committee believes there may be circumstances in which its ability to exercise discretion outweighs the advantages of qualifying compensation under Section 162(m), and may, from time to time, provide compensation that is not fully deductible if it determines that doing so is in the best interests of the Company's shareholders.

     This report is submitted by the Compensation Committee of the Board of Directors of GATX Corporation.

                                        James M. Denny (Chairman)
                                        Rod F. Dammeyer
                                        Miles L. Marsh
                                        Michael E. Murphy

                               PERFORMANCE GRAPH

     The following performance graph sets forth a comparison of the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock (on a dividend reinvested basis utilizing the closing price on December 31, 1996 as the base) with the cumulative total shareholder return of the companies within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Standard & Poor's MidCap 400 Index ("MidCap 400") and the Russell 1000 Financial Services Index ("Russell 1000 Finance").

     The performance graph assumes $100.00 was invested in GATX Common Stock and each of the indices on December 31, 1996, and that all dividends were reinvested.

                                  TOTAL RETURN
            GATX VS. S&P 500 VS. MIDCAP 400 VS. RUSSELL 1000 FINANCE [PERFORMANCE GRAPH]

                                                                                                              U.S. RUSSELL 1000
                                                GATX                 S&P 500               MIDCAP 400         FINANCIAL SERVICES
                                                ----                 -------               ----------         ------------------
1996                                           100.00                 100.00                 100.00                 100.00
1997                                           153.41                 133.10                 132.00                 147.38
1998                                           164.37                 170.82                 156.96                 160.51
1999                                           151.25                 206.50                 179.78                 165.77
2000                                           228.89                 187.85                 211.13                 208.66
2001                                           154.93                 165.59                 209.80                 179.48

                             AUDIT COMMITTEE REPORT

     The Audit Committee serves as the representative of the Board of Directors for general oversight of GATX's financial accounting and reporting process, system of internal controls, audit process and process of monitoring compliance with laws and regulations. GATX's management has primary responsibility for preparing GATX's financial statements and GATX's financial reporting process. GATX's independent auditors are responsible for expressing an opinion on the conformity of GATX's audited financial statements with generally accepted accounting principles. Each of the Audit Committee members satisfies the definition of independent director as established by the New York Stock Exchange Listing Standards.

     The Audit Committee has reviewed GATX's audited consolidated financial statements and discussed such statements with both management and Ernst & Young, GATX's independent auditors. In addition, both with and without management being present, the Audit Committee met with Ernst & Young as well as internal auditors to discuss results of their examinations, evaluations of GATX's internal controls and overall quality of GATX's financial reporting. Also, prior to each quarterly earnings release, a review of the quarterly financial results was performed by both management and the independent auditors, including consultation with the Audit Committee Chair.

     The Audit Committee has received from Ernst & Young the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young its independence. In this regard, the Audit Committee has considered the compatibility of non-audit services provided by Ernst & Young with auditor independence. The Audit Committee also discussed with Ernst & Young any matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit Committees).

     Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors of GATX, and the Board has approved, that the audited financial statements be included in GATX's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the SEC.

     This report is submitted by the Audit Committee of the Board of Directors of GATX Corporation.

                                        Deborah M. Fretz (Chair)
                                        Richard Fairbanks
                                        William C. Foote
                                        John W. Rogers, Jr.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the security ownership of each class of equity securities of the Company owned by each of the directors and named executive officers and by directors and executive officers as a group as of March 8, 2002:

                                                                  Shares of Common Stock
                                                                    Beneficially Owned
                  Name of Beneficial Owner                      as of March 8, 2002 (1)(2)
                  ------------------------                      --------------------------
Ronald J. Ciancio...........................................              38,011
Rod F. Dammeyer.............................................               2,970
James M. Denny..............................................              10,850
Gail L. Duddy...............................................              61,147
Richard Fairbanks...........................................              26,255
William C. Foote............................................              14,344
Deborah M. Fretz............................................               8,185
Brian A. Kenney.............................................              60,176
Miles L. Marsh..............................................               9,712
Michael E. Murphy...........................................              13,943
Clifford J. Porzenheim......................................              43,225
John W. Rogers, Jr..........................................               8,216
Ronald H. Zech..............................................             564,807
Directors and Executive Officers as a group.................             915,369

---------------
(1) Includes units of phantom Common Stock credited to the accounts of individuals as follows: Mr. Ciancio (2,000); Mr. Dammeyer (1,970); Mr. Denny (6,216); Ms. Duddy (2,000); Mr. Fairbanks (7,255); Mr. Foote (11,182); Ms.
    Fretz (5,482); Mr. Kenney (4,000); Mr. Marsh (5,482); Mr. Murphy (7,943);
    Mr. Porzenheim (2,000); Mr. Rogers (3,716) and directors and executive officers as a group (60,746). Also includes shares which may be obtained by exercise of previously granted options within 60 days of March 8, 2002 by Mr. Ciancio (30,541); Mr. Dammeyer (1,000); Mr. Denny (2,000); Ms. Duddy (47,839); Mr. Fairbanks (2,000); Mr. Foote (2,000); Ms. Fretz (2,000); Mr.
    Kenney (51,618); Mr. Marsh (2,000); Mr. Murphy (2,000); Mr. Porzenheim (35,564); Mr. Rogers (2,000); Mr. Zech (488,171) and directors and executive officers as a group (712,794).

(2) Each person has sole investment and voting power (or shares such powers with his or her spouse), except with respect to units of phantom Common Stock and option grants. With the exception of Mr. Zech, who beneficially owned approximately 1.16% of the Company's outstanding shares of Common Stock, none of the directors and executive officers owned 1% of the Company's outstanding shares of Common Stock. Directors and executive officers as a group beneficially owned approximately 1.88% of the Company's outstanding shares of Common Stock. No director or executive officer owns any Preferred Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 2001 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that due to an administrative oversight on the part of the Company, a cash redemption of Mr. Zech's IPUs was reported on an amended Form 5 filed in March 2002.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following are the only persons known to the Company to beneficially own more than 5% of the Company's Common Stock:

                                                                                      Percent of
                                                                      Shares            Common
            Name and Address of Beneficial Owner                Beneficially Owned      Stock
            ------------------------------------                ------------------    ----------
Warren E. Buffett(1)........................................        7,340,700           15.05
1440 Kiewit Place
Omaha, NE 68131

State Farm Mutual Automobile Insurance Company(2)...........        5,890,600           12.07
One State Farm Plaza
Bloomington, IL 61710

---------------
(1) According to a Schedule 13G dated March 10, 2000, Warren E. Buffett, Berkshire Hathaway Inc., OBH, Inc. (all at the same address) and National Indemnity Company (at 3024 Harney Street, Omaha, Nebraska 68131) beneficially own and share voting and dispositive power over 7,340,700 shares of Common Stock and Geico Corporation and Government Employees Insurance Company (both at 1 Geico Plaza, Washington, D.C. 20076) share voting and dispositive power over 2,800,000 of these shares (5.78% of the outstanding Common Stock).

(2) According to a Schedule 13G dated February 26, 2002 State Farm Mutual Automobile Insurance Company ("State Farm") and certain of its affiliated entities, each of which owned shares of Common Stock with sole voting and investment power, may be deemed to constitute a "group" under the regulations of the SEC with regard to the beneficial ownership of 5,890,600 shares of Common Stock. State Farm and each of the entities disclaim that they are part of a group.

                      APPROVAL OF APPOINTMENT OF AUDITORS

     The Board of Directors has, based on the recommendation of the Audit Committee, appointed the firm of Ernst & Young LLP to audit the Company's 2002 financial statements, subject to approval by the shareholders. Ernst & Young LLP also served in this capacity in 2001. The Board proposes that the shareholders approve such appointment. However, if not approved, the Board will reconsider the selection of independent auditors.

     The Board of Directors recommends a vote for this proposal.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions by shareholders.

AUDIT FEES

     The aggregate fees for professional services rendered by Ernst & Young in connection with (i) the audit of the annual financial statements set forth in Annual Reports on Form 10-K for the year ended December 31, 2001 and (ii) the review of the Quarterly Reports on Form 10-Q for 2001, for the Company and a subsidiary, were approximately $1,395,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Ernst & Young in 2001 relating to financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees for all other professional services rendered by Ernst & Young in 2001 were approximately $728,500, including audit related services of $242,500 and non-audit services of $486,000. Audit related services generally include pension and statutory audits, business acquisitions, accounting consultations and SEC registration statements. Non-audit services include tax planning and compliance.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any shareholder proposal intended for inclusion in the Company's proxy material in connection with the Company's 2003 Annual Meeting must be received by the Company no later than November 26, 2002, and otherwise comply with the requirements of the SEC. Any shareholder who intends to present a proposal at the Company's 2003 Annual Meeting without inclusion in the Company's proxy material must send to the Company a notice of such proposal so that it is received no earlier than December 27, 2002 and no later than January 27, 2003, and must otherwise comply with the requirements of the Company's bylaws.

                               OTHER INFORMATION

     On August 14, 2001, the Company continued the liability policy initially procured in 1986 from A.C.E. Insurance Company Ltd. ("ACE") and continued the policy initially procured in 1995 from Federal Insurance Company ("Federal"). Both the Federal and ACE policies insure the Company in the event the Company is required to indemnify a director or officer. The Federal and ACE policies also insure directors and officers for those instances in which they may not be indemnified by the Company. A policy previously provided by Corporate Officers and Directors Assurance Ltd. ("CODA") was replaced with a second policy from ACE. The Federal and both ACE policies expire on August 14, 2003. During 2001 the Company paid premiums of $306,900 to Federal and $255,750 to ACE.

     The Board of Directors does not know of any matters to be presented at the meeting other than those mentioned above. If any other matters do come before the meeting, the holders of the proxy will exercise their discretion in voting thereon.

                                        By order of the Board of Directors

                                        Ronald J. Ciancio
                                        Secretary


                                                              P R O X Y



                                                          GATX CORPORATION
                                             SALARIED EMPLOYEES RETIREMENT SAVINGS PLAN
                                            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                                           APRIL 26, 2002

                             THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual
Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly
Room, Chicago, Illinois 60675 on Friday, April 26, 2002, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX
ON REVERSE SIDE



                                                                                          (Continued and to be signed on other side)


------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                                                       PLEASE MARK
                                                                                                                  YOUR VOTES AS  [X]
                                                                                                                  INDICATED IN
                                                                                                                  THIS EXAMPLE

ITEM 1 - ELECTION OF DIRECTORS                                   FOR ALL EXCEPT AS      WITHHELD       ITEM 2 - APPROVAL OF AUDITORS
                                                                    NOTED BELOW         FOR ALL          FOR      AGAINST    ABSTAIN
        Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,
        03 Richard Fairbanks, 04 William C. Foote,                     [ ]                [ ]            [ ]        [ ]        [ ]
        05 Deborah M. Fretz, 06 Miles L. Marsh,
        07 Michael E. Murphy, 08 John W. Rogers, Jr.
        and 09 Ronald H. Zech                                                            COMMENTS/ADDRESS CHANGE
                                                                                Please mark this box if you have written      [ ]
                                                                                comments/address change on the reverse side.


WITHHELD FOR: (Write that nominee's name in the space provided below).

----------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF
THE GATX CORPORATION NOTICE OF
MEETING AND PROXY STATEMENT



Signature                                                Signature                                              Date
         -----------------------------------------------           -------------------------------------------       --------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -


                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                                    Voting is available through 4PM Eastern Time, April 22, 2002.
                                           Votes cast after that time will not be counted.

                 YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                       AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          Internet                                         Telephone                                          Mail
  http://www.eproxy.com/gmt                              1-800-435-6710
Use the Internet to vote your                     Use any touch-tone telephone to                        Mark, sign and date
proxy. Have your proxy card in                    vote your proxy. Have your proxy                         your proxy card
hand when you access the web             OR       card in hand when you call. You will       OR                  and
site. You will be prompted to enter               be prompted to enter your control                         return it in the
your control number, located in                   number, located in the box below,                     enclosed postage-paid
the box below, to create and                      and then follow the directions given.                       envelope.
submit an electronic ballot.




                                         IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                            YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT www.GATX.com
http://www.GATX.com

                                                              P R O X Y

                                                          GATX CORPORATION
                                                                ESPP
                                            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                                           APRIL 26, 2002
                             THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual
Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly
Room, Chicago, Illinois 60675 on Friday, April 26, 2002, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX
ON REVERSE SIDE

                                                                                          (Continued and to be signed on other side)

------------------------------------------------------------------------------------------------------------------------------------
                                     - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                                                       PLEASE MARK
                                                                                                                  YOUR VOTES AS
                                                                                                                  INDICATED IN   [X]
                                                                                                                  THIS EXAMPLE


ITEM 1 - ELECTION OF DIRECTORS                                   FOR ALL EXCEPT AS      WITHHELD       ITEM 2 - APPROVAL OF AUDITORS
                                                                    NOTED BELOW         FOR ALL          FOR     AGAINST    ABSTAIN
        Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,
        03 Richard Fairbanks, 04 William C. Foote,                     [ ]                [ ]             [ ]      [ ]        [ ]
        05 Deborah M. Fretz, 06 Miles L. Marsh,
        07 Michael E. Murphy, 08 John W. Rogers, Jr.
        and 09 Ronald H. Zech                                                            COMMENTS/ADDRESS CHANGE
                                                                                Please mark this box if you have written      [ ]
                                                                                comments/address change on the reverse side.


WITHHELD FOR: (Write that nominee's name in the space provided below).

----------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF
THE GATX CORPORATION NOTICE OF
MEETING AND PROXY STATEMENT



Signature                                                Signature                                              Date
         -----------------------------------------------           -------------------------------------------       --------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -


                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                                 Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

                 YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                       AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          Internet                                         Telephone                                          Mail
  http://www.eproxy.com/gmt                              1-800-435-6710
Use the Internet to vote your                     Use any touch-tone telephone to                        Mark, sign and date
proxy. Have your proxy card in                    vote your proxy. Have your proxy                         your proxy card
hand when you access the web             OR       card in hand when you call. You will       OR                  and
site. You will be prompted to enter               be prompted to enter your control                         return it in the
your control number, located in                   number, located in the box below,                     enclosed postage-paid
the box below, to create and                      and then follow the directions given.                       envelope.
submit an electronic ballot.




                                         IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                            YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT www.GATX.com
http://www.GATX.com


                                                             P R O X Y

                                                          GATX CORPORATION
                                              HOURLY EMPLOYEES RETIREMENT SAVINGS PLAN
                                            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                                           APRIL 26, 2002
                             THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual
Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly
Room, Chicago, Illinois 60675 on Friday, April 26, 2002, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX
ON REVERSE SIDE

                                                                                          (Continued and to be signed on other side)

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                                                       PLEASE MARK
                                                                                                                  YOUR VOTES AS  [X]
                                                                                                                  INDICATED IN
                                                                                                                  THIS EXAMPLE

ITEM 1 - ELECTION OF DIRECTORS                                   FOR ALL EXCEPT AS      WITHHELD       ITEM 2 - APPROVAL OF AUDITORS
                                                                    NOTED BELOW         FOR ALL          FOR     AGAINST    ABSTAIN
        Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,
        03 Richard Fairbanks, 04 William C. Foote,                     [ ]                [ ]             [ ]      [ ]        [ ]
        05 Deborah M. Fretz, 06 Miles L. Marsh,
        07 Michael E. Murphy, 08 John W. Rogers, Jr.
        and 09 Ronald H. Zech                                                            COMMENTS/ADDRESS CHANGE
                                                                                Please mark this box if you have written      [ ]
                                                                                comments/address change on the reverse side.


WITHHELD FOR: (Write that nominee's name in the space provided below).

----------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF
THE GATX CORPORATION NOTICE OF
MEETING AND PROXY STATEMENT



Signature                                                Signature                                              Date
         -----------------------------------------------           -------------------------------------------       --------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -


                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                                    Voting is available through 4PM Eastern Time, April 22, 2002.
                                           Votes cast after that time will not be counted.

                 YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                       AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          Internet                                         Telephone                                          Mail
  http://www.eproxy.com/gmt                              1-800-435-6710
Use the Internet to vote your                     Use any touch-tone telephone to                        Mark, sign and date
proxy. Have your proxy card in                    vote your proxy. Have your proxy                         your proxy card
hand when you access the web             OR       card in hand when you call. You will       OR                  and
site. You will be prompted to enter               be prompted to enter your control                         return it in the
your control number, located in                   number, located in the box below,                     enclosed postage-paid
the box below, to create and                      and then follow the directions given.                       envelope.
submit an electronic ballot.




                                         IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                            YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.



YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT www.GATX.com
http://www.GATX.com



                                                              P R O X Y

                                                          GATX CORPORATION
                                            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                                           APRIL 26, 2002
                             THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual
Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly
Room, Chicago, Illinois 60675 on Friday, April 26, 2002, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1 and 2.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX
ON REVERSE SIDE

                                                                                          (Continued and to be signed on other side)

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -






THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                                                       Please mark
                                                                                                                  your votes as
                                                                                                                  indicated in   [X]
                                                                                                                  this example


ITEM 1 - ELECTION OF DIRECTORS                                   FOR ALL EXCEPT AS      WITHHELD       ITEM 2 -APPROVAL OF AUDITORS
                                                                    NOTED BELOW         FOR ALL          FOR     AGAINST    ABSTAIN
        Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,
        03 Richard Fairbanks, 04 William C. Foote,                     [ ]                [ ]             [ ]      [ ]        [ ]
        05 Deborah M. Fretz, 06 Miles L. Marsh,
        07 Michael E. Murphy, 08 John W. Rogers, Jr.
        and 09 Ronald H. Zech                                                            COMMENTS/ADDRESS CHANGE
                                                                                Please mark this box if you have written      [ ]
                                                                                comments/address change on the reverse side.


WITHHELD FOR: (Write that nominee's name in the space provided below).

----------------------------------------------------------------------



In their discretion, the Proxies are authorized to                             By checking the box to the right, I consent to
vote upon other matters as may properly come                                   future access of the Annual Report, Proxy
before the meeting.                                                            Statements, prospectuses and other communications
                                                                               electronically via the Internet. I understand that
RECEIPT IS HEREBY ACKNOWLEDGED OF                                              the Company may no longer distribute printed
THE GATX CORPORATION NOTICE OF                                                 materials to me for any future shareholder meeting
MEETING AND PROXY STATEMENT                                                    until such consent is revoked. I understand that I
                                                                               may revoke my consent at any time by contacting
                                                                               the Company's transfer agent, Mellon Investor
                                                                               Services, Ridgefield Park, NJ and that costs
                                                                               normally associated with electronic access, such
                                                                               as usage and telephone charges, will be my
                                                                               responsibility. Please disregard if you have
                                                                               previously provided your consent decision.



Signature                                                Signature                                              Date
         -----------------------------------------------           -------------------------------------------       --------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -


                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                                 Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

                 YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                       AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          Internet                                         Telephone                                          Mail
  http://www.eproxy.com/gmt                              1-800-435-6710
Use the Internet to vote your                     Use any touch-tone telephone to                        Mark, sign and date
proxy. Have your proxy card in                    vote your proxy. Have your proxy                         your proxy card
hand when you access the web             OR       card in hand when you call. You will       OR                  and
site. You will be prompted to enter               be prompted to enter your control                         return it in the
your control number, located in                   number, located in the box below,                     enclosed postage-paid
the box below, to create and                      and then follow the directions given.                       envelope.
submit an electronic ballot.




                                         IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                            YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT www.GATX.com
http://www.GATX.com
